Exhibit 99.2

 This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “focus,” “strategic vision,” “growth opportunities,” “Acceleration Program,” “we are accelerating” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:the impact of the Covid-19 pandemic;the ability to control costs and successfully execute our growth strategies and our Acceleration Program; the impact of economic conditions;the ability to anticipate consumer preferences;the risks associated with operating in international markets and global sourcing activities, as well as shipping constraints;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches;the impact of pending and potential future legal proceedings; and, the impact of legislation.Please refer to the Company’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   *

   tapestry  optimistic, innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:   *

   established 1941  INCLUSIVE  AUTHENTIC  COURAGEOUS  established 1986  SOPHISTICATED  STYLISH  CONFIDENT  established 1993  COLORFUL  JOYFUL  OPTIMISTIC   *

 TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF BRANDS WITH STRONG DIRECT-TO-CONSUMER DISTRIBUTION     *  As of FY20.

   LEADERSHIP TEAM  Todd KahnCEO and Brand President, Coach  Giorgio SarnéCEO and Brand President,Stuart Weitzman  Liz FraserCEO and Brand President,Kate Spade  Joanne CrevoiseratChief Executive Officer  Andrea Shaw ResnickInterim Chief Financial Officer; Global Head of Investor Relations & Corporate Communications  Noam ParanskyChief Digital Officer  Tom Glaser Chief Operations Officer  Sarah DunnGlobal Human Resources Officer  Yann BozecPresident, Tapestry Asia Pacific;CEO and President, Coach China  David HowardGeneral Counsel and Secretary

   update  3Q21

 OPERATING INCOME EXCEEDED PRE-PANDEMIC LEVELS  Delivered sequential improvement in topline trends and drove robust sales growth, led by Digital and ChinaFueled new customer acquisition and drove improved purchase frequency rates across brands through a sharpened focus on the consumerGenerated operating income above both FY20 and FY19 levels for the third consecutive quarter, supported by a continued reduction in promotional activity, higher AUR, and disciplined expense managementNow on track to exceed pre-pandemic levels of EPS for the fiscal year   *  Non-GAAP Financials.   Ensure spacing is the same (circled in red) & length of lines      INCREASINGLY OPTIMISTIC ABOUT OUR ABILITY TO GENERATE SUSTAINABLE TOP AND BOTTOM-LINE GROWTH  Further conviction in our long-term growth potential despite the volatile environment given momentum year-to-date and encouraging signs of recoveryRemain focused on driving brand relevance and customer engagement through product innovation and compelling marketing, supported by data-driven insightsContinuing to lean into our competitive advantages and distort investments to high-growth opportunities  THIRD QUARTER RESULTS CONTINUED TO OUTPERFORM EXPECTATIONS

 THIRD QUARTER RESULTS HIGHLIGHT THE power OF OUR BRANDS & THE    Mainland China revenue increased  vs. FY19 and rose significantly vs. FY20  40%   *    vs. both FY20 and FY19  improvedsequentially  Revenue trends    Delivered brick & mortar operating margin  despite continued traffic pressures  above FY19    Drove continued  triple-digit  growth in global Digital sales  advantages OF TAPESTRY’S PLATFORM    with gains across all brands  450 bps  Gross margin expanded by      Realized operating income and EPS growth of   over 20%  compared to pre-pandemic levels  Teneo Studio to check alignment  Non-GAAP Financials.

  *  Teneo Studio to check alignment  Non-GAAP Financials. The Company has provided comparisons to certain fiscal year 2019 results, which the Company believes is useful to investors and others in evaluating the Company’s results, due to the significant impact of the Covid-19 pandemic on the Company’s operations and financial results, notably in the second half of fiscal year 2020.  REVENUE  OPERATING INCOME  1Q21  2Q21  3Q21    VS. FY20  1Q21  2Q21  3Q21    VS. FY19  % growth  % growth  CONTINUED TO GENERATE operating income growth AS REVENUE TRENDS IMPROVED SEQUENTIALLY

  *  Non-GAAP Financials.   In FY21, we will continue to focus on driving profitability through a sharpened focus on the consumer  drive efficiency-led profit growth    As we continue to emerge from the pandemic, we expect to deliver top and bottom-line growth over our planning horizon  create a flywheel    Given better-than anticipated results year-to date, and assuming a continued recovery from the pandemic, we expect FY21 mid-teens revenue growth vs. prior year on a 52 and 53-week basis. This includes the expectation for fourth quarter sales to increase approximately 110% (on a 13-week basis), thereby approaching FY19 levels of revenue.Now expect operating income and EPS to exceed pre-pandemic levels  FINANCIAL OUTLOOK

   NEAR-TERM  Generated $876 million of free cash flow year-to-date, underscoring our financial strength and flexibility Paid down revolver in full in JanuaryContinue to preserve our cash-on-hand while re-investing in the business   *  CAPITAL ALLOCATION PRIORITIES    LONG-TERM  Return to sustainable top and bottom-line growth, resulting in strong free cash flow generation, enabling continued debt paydown and capital returns to shareholdersRemain committed to driving organic growth, profitability, and shareholder value

   PROGRAM  acceleration

  *  acceleration  noun  /akˌseləˈrāSH(ə)n/  the act of accelerating; increase of speed or velocity.   we are accelerating growth & profitability  we are accelerating our focus on the consumer  we are accelerating with agility & urgency together

        *  SHARPEN OUR FOCUS ON THE CONSUMER  Operate with a clearly defined purpose and strategy for each brand and an unwavering focus on the consumer at the core of everything we do  LEVERAGE DATA & LEAD WITH A DIGITAL-FIRST MINDSET  Build significant data and analytics capabilities to drive decision-making and increase efficiencyOffer immersive customer experiences across our e-commerce and social channels Reevaluate the role of stores with an intent to optimize our fleet   Move with greater agilitySimplify internal processesEmpower teams to act quickly to meet the rapidly changing needs of the consumer  TRANSFORM INTO A LEANER & MORE RESPONSIVE ORGANIZATION  OUR acceleration program IS FOCUSED ON BETTER MEETING THE NEEDS OF OUR CUSTOMERS  RESULTING IN ACCELERATED GROWTH & ENHANCED PROFITABILITY ACROSS THE PORTFOLIO

 acceleration program THIRD QUARTER HIGHLIGHTS  Non-GAAP Financials.   Recruited approximately 700,000 new customers through our e-commerce channels in North America, a meaningful increase versus prior year Delivered an increase in purchase frequency versus prior year through enhanced and consistent brand experiences across touchpoints and reactivated lapsed customers across brandsAchieved significant growth in China compared to both FY20 and FY19 through integrated, comprehensive brand-building strategies, bringing innovative product, marketing, and experiences to Chinese consumersUtilized data and analytics capabilities to provide a deeper understanding of customer behavior and enhance processes, which supported strong financial outcomes, including gross margin expansion, higher AUR, and an increase in SKU productivityContinued to enhance the flexibility of our operating model, with 49 net closures year-to-date, representing a net decrease of 94 stores from the prior year; Remain on track to achieve gross run-rate savings of $300 million, including gross savings of $200 million in FY21  NEW ICON  Teneo Studio to create new icon & confirm spacing   *

    *  foundational changes  sustainable gains  Reduced total SKU counts by 30-50% across brandsImplemented tighter inventory management; Inventory turn now tied to compensationRaised profitability threshold of stores; closed 94 net locations over the past yearSimplified organizational structure & reduced corporate headcount by 20%Continued to embed and utilize data across the organization to increase agility and responsiveness, notably through optimized assortment planning, informed pricing decisions, and door clustering efforts  Sustainably higher AUR and significant gross margin expansionImproved SKU productivity, in turn increasing inventory turn and providing clearer messages to consumers$300M in gross run-rate SG&A savings, which, in part, will fund future investmentsOn track to exceed peak operating margin as Tapestry  THE FOUNDATIONAL CHANGES WE HAVE MADE THROUGH OUR acceleration  program ARE FUELING PROFIT GAINS & STRUCTURALLY HIGHER MARGINS…

     INCREASING RETENTION AND LIFETIME VALUE OF EACH CUSTOMER    DRIVING RECRUITMENT OF NEW CUSTOMERS  REVENUE & PROFIT GROWTH       *  …WE ARE NOW TRANSITIONING TO A PERIOD OF sustainable, demand-  driven REVENUE AND PROFIT GROWTH TO FULLY UNLOCK THE FLYWHEEL  PURPOSE-LEDACCESSIBLE LUXURY  DESIGN-FORWARDFOCUSED ASSORTMENTINFORMED BY DATA  DIRECT TO CONSUMER MODELOUTSIZED OPPORTUNITY IN CHINA & DIGITAL  CHANNELS  PRODUCTS  BRANDS

   tapestry’s differentiated platform provides:        CONSUMERINSIGHTS    ACCESS TO GLOBAL TALENT    DIGITAL INFRASTRUCTURE & CAPABILITIES    GLOBALLY DIVERSIFIED SUPPLY CHAIN                  TAPESTRY IS AN enabling platform THAT ENHANCES OPPORTUNITIES FOR OUR BRANDS   *

  *  “We are increasingly optimistic about our ability to generate long-term top and bottom-line growth, building on our strong performance to date. The changes we have made through our Acceleration Program are foundational – as we embed a consumer-centric approach into our organization, unlock new ways of working, and distort our focus to high-return initiatives, we are establishing sustainable growth drivers for Tapestry and our brands.”  JOANNE CREVOISERAT, CHIEF EXECUTIVE OFFICER

   OVERVIEWbyBRAND

 Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   OUR VISION    *

 11,000+EMPLOYEES  55+COUNTRIES  958DIRECTLY OPERATED STORES   *  As of FY20.

   COACH PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNDIRECT-TO-CONSUMER FOCUSED WITH DIVERSIFIED PRODUCT CATEGORIES & GEOGRAPHIES   *  As of FY20.

 COACH MULTI-YEAR GROWTH STRATEGIES   *  Enhance brand & cultural relevance  DEEPEN ENGAGEMENT WITH CONSUMERS  CREATE INNOVATIVE & COMPELLING PRODUCT  DRIVE DIGITAL SALES & NEW CUSTOMER RECRUITMENT  ACCELERATE GROWTH IN CHINA  ENHANCE PROFITABILITY  Exceed the expectations of our target consumers by geography and customer segments  Offer a true omnichannel experience  Tailor and optimize assortmentsEnhance marketingExpand reach across direct channels and third party online distribution  Improve AUR and increase gross margin through more focused assortments and a disciplined approach to promotionsAchieve operational excellence by right-sizing SG&A cost structure and store fleet

  *  “We’re ready to reignite the accessible luxury segment by evolving our message from one rooted in high fashion imagery to one that is inclusive, culturally relevant and consumer-centric. We will focus on authentic communications that are grounded in our values and embody the courageous spirit of New York City.”  TODD KAHN, CEO & BRAND PRESIDENT, COACH

 OUR VISION  A globally admired aspirational life & style brand, where people — our customers and teams — areat the center of everything we do.

 3,900+EMPLOYEES  35+COUNTRIES  420DIRECTLY OPERATED STORES   *  As of FY20.

   KATE SPADE PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNOPPORTUNITY TO REENERGIZE & GROW HANDBAGS, WHILE FOCUSING ON MARKETS WITH HIGH BRAND AWARENESS   *  As of FY20.   OTHER ASIA12%

 KATE SPADE MULTI-YEAR GROWTH STRATEGIES   *  Fulfill our promise as a lifestyle brand representing joy, optimism and colorAmplify brand messages through unique, best-in-class storytelling on a multi-category lifestyle platform  CRYSTALLIZE BRAND PURPOSE & RETURN TO A POSITION OF STRENGTH  INSTILL A LASER FOCUS ON THE CUSTOMER  REENERGIZE AND GROW HANDBAGS & LEATHERGOODS  LEAN INTO DIGITAL STRENGTH  CAPTURE MARKET SHARE AND IMPROVE PROFITABILITY  Foster a community of women emotionally connected to and inspired by the brand’s story and values  Reintroduce non-negotiable brand elementsRebuild core offeringCapitalize on a new Signature platform   Modernize and create engaging brand experiences across all digital platformsUnleash the power of the Kate Spade community  Acquire, reengage and retain customers, driving top and bottom line growth

  *  “I am incredibly optimistic about the long-term potential for Kate Spade. We have a brand that has a universal language of Joy, Optimism and Color. Our customers have historically deeply connected to our brand emotionally. If we embed this language in our product, marketing and customer experience, we are more confident than ever that we can delight our existing customers and attract new ones.”  LIZ FRASER, CEO & BRAND PRESIDENT, KATE SPADE

 OUR VISION  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHIONABLE AND FUNCTIONAL FOOTWEAR.   *

 950+EMPLOYEES  40+COUNTRIES  131DIRECTLY OPERATED STORES  As of FY20.    *

 STUART WEITZMAN PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNOPPORTUNITY TO FOCUS ON KEY GEOGRAPHIES & CHANNELS WITH A COMPELLING FOOTWEAR ASSORTMENT   *  REST OF WORLD 14%  As of FY20.

  *  Listen and respond to our customers’ needs in order to design beautiful and on-trend shoes  RENEW REPUTATION FOR FIT, COMFORT & QUALITY  GROW KEY CATEGORIES  RESTORE PROFITABILITY  STRENGTHEN RELATIONSHIP WITH WHOLESALE PARTNERS  ESTABLISH A ROBUST DIGITAL PRESENCE  Build a leading presence in boots, booties and sandalsExpand the casual assortmentDramatically simplify the product offering  Focus distribution on markets and channels of greatest opportunity, notably China where the brand has strong momentum and high margins   Provide relevant products and faster, more consistent execution  Support best-in-class multi-media content and depth of assortment  STUART WEITZMAN MULTI-YEAR GROWTH STRATEGIES

  *  “For nearly 35 years, Stuart Weitzman has empowered women to feel confident, stylish and sophisticated through its unmatched combination of fit, comfort and quality. Looking ahead, our long-term strategy centers on one principle: focus. Focus on the customer. Focus on tightening the product offering. And, focus on the most important geographic and channel opportunities.”   GIORGIO SARNÉ, CEO & BRAND PRESIDENT, STUART WEITZMAN

   social fabric  our  corporate responsibility

 Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS   *

 OUR SOCIAL FABRIC: CORPORATE SOCIAL RESPONSIBILITY  THE PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   *

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  OUR SOCIAL FABRIC  our people  1

   Established an Inclusion Council to ensure that people with diverse perspectives and backgrounds are included in business decisions.Recognized on the Forbes Diversity & Inclusion List in 2019 for the third consecutive year. Achieved a score of 100 for the seventh consecutive year on the Human Rights Campaign Corporate Equality Index and designated as a Best Place to Work for LGBTQ Equality.Maintained a Board of Directors with ethnic, gender, and nationality diversity. Piloted in-person Inclusion training for our NA employees to foster a welcoming and open workplace where we fully embrace diverse perspectives to drive innovation and business results.  OUR SOCIAL FABRIC  our people  1   *

 OUR SOCIAL FABRIC  our planet  2  Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.Ensure that 90% of leather is sourced from Silver and Gold-rated Leather Working Group tanneries.Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.Achieve a 10% reduction in water usage across Tapestry and its supply chain.    Photo courtesy of Friends of the High Line.

 OUR SOCIAL FABRIC  our planet  2    Reduced our 2019 carbon footprint by 2.4% from 2018 and a total of 6.7% from our 2017 baseline.Commercialized five different lining textiles and purchased an aggregate one million pounds of REPREVE® recycled polyester for use in kate spade new york handbags, representing 27 million plastic bottles prevented from entering landfills.Increased Renewable Energy Certificate purchases from 1,335 MWh in FY18 to 3,433 MWh in FY19.Sourced 63% of leather from Leather Working Group Silver- and Gold-rated tanneries, with 79% achieving a PASS or higher.Restored 45,678 Coach products in our Carlstadt, New Jersey repair facility in fiscal 2019 (86% of all products received to repair) compared to 43,087 in fiscal 2018 (86% of all products received to repair).   *

 OUR SOCIAL FABRIC  our communities  3    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

 OUR SOCIAL FABRIC  our communities  3    Donated $22M in fiscal 2019 via grants from the Coach Foundation and kate spade new york Foundation, as well as through brand product donations.Engaged our employees to volunteer over 5,750 hours, serving our communities globally.Made $429,000 in charitable donations matched through our Foundations’ employee matching gift program.In 2019, on purpose, kate spade new york’s social enterprise initiative, worked with its contract supply partner, Abahizi Rwanda, to produce over 40,000 handbags for kate spade new york. The factory is 90% female,with 85% holding leadership roles, and is a certifiedB Corporation.   *

   APPENDIX

 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information has been presented both including and excluding the effect of certain items impacting comparability related to the Acceleration Program and Impairment costs for the third quarter of fiscal year 2021 and our ERP Implementation and Organization-Related, Integration Costs, and Impairment costs for the third quarter of fiscal year 2020.Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    *

   in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ACCELERATION PROGRAM  IMPAIRMENT  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $718.0   $—  $—  $718.0  Kate Spade  160.2   —  —  160.2  Stuart Weitzman  33.7   —   —  33.7   Gross profit(1)  911.9   —   —  911.9            Coach  466.6  4.7  20.4  441.5  Kate Spade  168.9  0.9  19.3  148.7  Stuart Weitzman  51.2  3.4  6.1  41.7  Corporate  108.5  11.4  —  97.1   Selling, general and administrative expenses  795.2  20.4  45.8  729.0            Coach  251.4  (4.7)  (20.4)  276.5  Kate Spade  (8.7)  (0.9)  (19.3)  11.5  Stuart Weitzman  (17.5)  (3.4)  (6.1)  (8.0)  Corporate  (108.5)  (11.4)  —  (97.1)   Operating income (loss)  116.7  (20.4)  (45.8)  182.9            Provision for income taxes  3.7  (3.2)  (9.8)  16.7  Net income (loss)  91.7  (17.2)  (36.0)  144.9  Net income (loss) per diluted common share  0.32  (0.06)  (0.13)  0.51  (1) Adjustments within Gross profit are recorded within Cost of sales.    GAAP TO NON-GAAP RECONCILIATIONFOR THE QUARTER ENDED MARCH 27, 2021

   in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION  ORGANIZATION-RELATED & INTEGRATION COSTS  IMPAIRMENT  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $475.7   $—   $—   ($61.9)  $537.6  Kate Spade  122.5   —   —  (32.3)  154.8  Stuart Weitzman  18.0   —   —  (9.8)  27.8   Gross profit(1)  616.2   —   —  (104.0)  720.2              Coach  437.6   —   —  16.4  421.2  Kate Spade  213.8   —  0.3  41.5  172.0  Stuart Weitzman  548.7   —  0.2  485.8  62.7  Corporate  101.6  2.8  2.9   —  95.9   Selling, general and administrative expenses  1,301.7  2.8  3.4  543.7  751.8              Coach  38.1  —   —  (78.3)  116.4  Kate Spade  (91.3)  —  (0.3)  (73.8)  (17.2)  Stuart Weitzman  (530.7)  —  (0.2)  (495.6)  (34.9)  Corporate  (101.6)  (2.8)  (2.9)   —  (95.9)   Operating income (loss)  (685.5)  (2.8)  (3.4)  (647.7)  (31.6)              Provision for income taxes  (27.9)  (0.7)  (2.5)  (49.4)  24.7  Net income (loss)  (677.1)  (2.1)  (0.9)  (598.3)  (75.8)  Net income (loss) per diluted common share  (2.45)  (0.01)   —  (2.17)  (0.27)  (1) Adjustments within Gross profit are recorded within Cost of sales.    GAAP TO NON-GAAP RECONCILIATIONFOR THE QUARTER ENDED MARCH 28, 2020